Exhibit 10.27.2.1
AHCA CONTRACT NO. FAR005
AMENDMENT NO. 3
THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor”, is hereby amended as follows:
1.	Effective September 1, 2007, Standard Contract, Section II., Item A., Contract Amount, the first sentence, is hereby revised to change the total amount of the Contract from ***REDACTED*** to ***REDACTED*** (an increase of ***REDACTED***).

2.	Effective September 1, 2007, Attachment I, Scope of Services, Section C., Method of Payment, Item 1., General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Tables 2 thru 8, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of ***REDACTED*** (an increase of $***REDACTED***).

3.	Effective September 1, 2007, Attachment I, Scope of Services, Exhibits 1-A, 3-A, 4-A, 5-A, 6-A, 7-A, 8-A and 9-A, are hereby included and made a part of the Contract. All references in the Contract to Exhibits 1, 3, 4, 5, 6, 7, 8 and 9, shall hereinafter refer respectively to Exhibits 1-A, 3-A, 4-A, 5-A, 6-A, 7-A, 8-A and 9-A.

4.	Effective September 1, 2007, Attachment II, Medicaid Reform Health Plan Model Contract, Section XIII, Method of Payment, Section B, Capitation Rate Payments, is hereby revised as follows:
—	Sub-item 1.b.(1)(b), is hereby amended to include the following:

Contract Year 2007-2008 Medicaid Reform rates under current Capitation Rate methodology.

—	Sub-item 1.b.(1)(i), the first paragraph is hereby amended to now read as follows:

(i)50% of Risk Adjusted Methodology: The capitation amount based on the percentage of Risk-Adjusted methodology (h) multiplied by the Base Rates column for Risk-Adjusted methodology after budget neutrality factor (g).

—	Sub- item 1.b.(1)(j), the first sentence is hereby amended to now read as follows:

(j)Final Rate (with Enhanced Benefit Adjustment): The current methodology capitation amount (d) added to the 50% of Risk-Adjusted methodology amount (i).
5.	This Amendment shall be effective upon execution by both parties or July 1, 2007, whichever is later.
All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, is hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this twelve (12) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC. D/B/A	STATE OF FLORIDA, AGENCY FOR
AMERIGOUP COMMUNITY CARE	HEALTH CARE ADMINISTRATION

SIGNED	SIGNED
BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

List of Attachments/Exhibits included as part of this Amendment:

Specify Letter/
Type	Number	Description

Exhibit	1-A	Benefit Grid Effective September 1, 2007 (2 Pages)*** REDACTED ***

Exhibit	3-A	Comprehensive Component and Catastrophic Component Capitation Rates (2 Pages) *** REDACTED ***

Exhibit	4-A	Comprehensive Component Only (1 Page) *** REDACTED ***

Exhibit	5-A	Capitation Rates SSI Medicare Part B Only and SSI Medicare Parts A and B Enrollees for All Medicaid Reform Counties (1 Page) *** REDACTED ***

Exhibit	6-A	Capitation Rates for HIV/AIDS Populations for Each Medicaid Reform County (1 Page) *** REDACTED ***

Exhibit	7-A	Capitation Rates for Children with Chronic Conditions for All Medicaid Reform Counties (1 Page) *** REDACTED ***

Exhibit	8-A	Kick Payment Amounts for Covered Transplant Services (1 Page) *** REDACTED ***

Exhibit	9-A	Kick Payment Amounts for Covered Obstetrical Delivery Services (1 Page) *** REDACTED ***